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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 22, 1994


                         The Williams Companies, Inc.
           (Exact name of registrant as specified in its charter)


   Delaware                         1-4174                         73-0569878
   --------                         ------                         ----------
(State or other                  (Commission                    (I.R.S. Employer
jurisdiction of                  File Number)                 Identification No.)
incorporation)


One Williams Center, Tulsa, Oklahoma                                  74172
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:                918/588-2000
                                                                   ------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

         The Williams Companies, Inc. (the "Company") has entered into a Stock Purchase Agreement, dated as of August 22, 1994, by and among the Company, WTG Holdings, Inc. ("Holdings"), a wholly owned subsidiary of the Company, and LDDS Communications, Inc. ("LDDS"), providing for the sale by Holdings of all of the outstanding capital stock of Williams Telecommunications Group, Inc. ("WTG") to LDDS for $2.5 billion in cash. The sale is subject to the expiration of the Hart-Scott-Rodino waiting period and approvals of the Federal Communications Commission and various state public service agencies, which are expected by year end. The Company will retain WilTel Communications Systems, Inc., a national telecommunications equipment supplier and service company, and Vyvx, Inc., a company that operates a national video network specializing in broadcast television applications, as well as certain other nonsignificant subsidiaries of WTG.

         The Board of Directors of the Company has also approved discretionary open market repurchases of up to $800 million of the Company's Common Stock over the next 12 months. Such repurchases may be made by the Company or a subsidiary of the Company from time to time and at prices to be determined at the discretion of the Company's Chairman of the Board and President and will depend upon, among other things, the price of the Company's stock.





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Item 7.  Financial Statements and Exhibits.

         The following exhibits are filed as part of this Report:


         Exhibit 2. Copy of the Stock Purchase Agreement by and among the Company, WTG Holdings, Inc. and LDDS Communications, Inc., dated as of August 22, 1994.

         Exhibit 99. Copy of the Company's press release, dated August 22, 1994, publicly announcing the actions reported herein.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE WILLIAMS COMPANIES, INC.


Date:   August 26, 1994                 By:  /s/ J. FURMAN LEWIS
                                        Name:  J. Furman Lewis
                                        Title: Senior Vice President





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                                EXHIBIT INDEX



         Exhibit 2. Copy of the Stock Purchase Agreement by and among the Company, WTG Holdings, Inc. and LDDS Communications, Inc., dated as of August 22, 1994.

         Exhibit 99. Copy of the Company's press release, dated August 22, 1994, publicly announcing the actions reported herein.